Exhibit 99.1

ALLIANT TECHSYSTEMS INC.

SELECTED FINANCIAL DATA

(Unaudited)

	Years Ended March 31
(Amounts in thousands except per share data)	2009	2008	2007	2006	2005

Results of Operations
Sales	$4,583,224	$4,171,725	$3,565,072	$3,216,142	$2,801,129
Cost of sales	3,607,312	3,325,410	2,878,711	2,592,842	2,271,040
Gross profit	975,912	846,315	686,361	623,300	530,089
Operating expenses:
Research and development	81,529	68,333	61,533	51,506	39,117
Selling	161,805	131,068	99,687	85,123	68,811
General and administrative	239,621	216,386	185,413	159,522	137,169
Goodwill impairment (4)	108,500	—	—	—	—
Income before interest, income taxes, and noncontrolling interest	384,457	430,528	339,728	327,149	284,992
Interest expense, net (1)	(86,408)	(102,473)	(91,651)	(111,202)	(73,729)
Income before income taxes and noncontrolling interest	298,049	328,055	248,077	215,947	211,263
Income tax provision	157,096	118,678	73,530	68,607	62,838
Income before noncontrolling interest	140,953	209,377	174,548	147,340	148,425
Less net income attributable to noncontrolling interest	187	376	451	404	451
Net income attributable to Alliant Techsystems Inc.	$140,766	$209,001	$174,097	$146,936	$147,974

Basic shares	32,730	32,924	33,885	36,730	37,576
Diluted shares	34,013	35,208	34,591	37,402	38,145

Alliant Techsystems Inc.’s earnings per common share outstanding:
Basic	$4.30	$6.35	$5.14	$4.00	$3.94
Diluted	$4.14	$5.94	$5.03	$3.93	$3.88

Financial Position
Net current assets	$573,434	$617,029	$525,746	$348,507	$401,674
Net property, plant, and equipment	540,041	492,336	454,748	453,958	456,310
Total assets (3)	3,577,345	3,196,194	2,874,682	2,901,980	3,015,810
Long-term debt (including current portion)	1,387,603	1,364,301	1,341,974	1,046,631	1,043,470
Total ATK’s stockholders’ equity (2)(3)	665,971	810,344	644,131	675,757	740,704
Other Data
Depreciation and amortization of intangible assets	85,753	77,486	76,152	78,334	78,586
Capital expenditures (5)	111,481	100,709	81,086	65,352	62,600
Gross margin (gross profit as a percentage of sales)	21.3%	20.3%	19.3%	19.4%	18.9%

(1) In fiscal 2006, ATK made a cash tender offer for its outstanding $400 million principal aggregate amount 8.50% Senior Subordinated Notes.  Fiscal 2006 interest expense reflects $18.8 million for the premium to extinguish the debt, $7.1 million related to deferred financing costs that were written off, and $6.0 million for termination of the related interest-rate swaps.

(2) In fiscal 2007, ATK adopted the recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106 and 132(R) (“SFAS No. 158”), which required recognition of the funded status of defined benefit pension and other postretirement plans, with a corresponding after-tax adjustment to accumulated other comprehensive loss. The adoption of SFAS No. 158 resulted in a net $368.8 million decrease in total stockholders’ equity.  See Note 10 to the consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(3)  In fiscal 2008, ATK adopted the measurement provisions of SFAS No. 158 and remeasured its defined benefit pension and other postretirement plan assets and benefit obligations.  The after-tax cumulative effect changes of this adoption included a net decrease in total stockholders’ equity of $38.6 million and an increase of $30.7 million in total assets.  See Note 10 to the consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(4)  As part of ATK’s annual goodwill impairment testing, ATK recorded a goodwill impairment charge of $108.5 million in fiscal 2009.  See Note 7 to the consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(5)  Capital expenditures are shown net of capital expenditures included in accounts payable and financed through operating leases.

ALLIANT TECHSYSTEMS INC.

CONSOLIDATED INCOME STATEMENTS

(Unaudited)

	Years ended March 31
(Amounts in thousands except per share data)	2009	2008

Sales	$4,583,224	$4,171,725
Cost of sales	3,607,312	3,325,410
Gross profit	975,912	846,315
Operating expenses:
Research and development	81,529	68,333
Selling	161,805	131,068
General and administrative	239,621	216,386
Goodwill impairment	108,500	—
Income before interest, income taxes, and noncontrolling interest	384,457	430,528
Interest expense	(87,313)	(103,904)
Interest income	905	1,431
Income before income taxes and noncontrolling interest	298,049	328,055
Income tax provision	157,096	118,678
Income before noncontrolling interest	140,953	209,377
Less net income attributable to noncontrolling interest	187	376
Net income attributable to Alliant Techsystems Inc.	$140,766	$209,001

Alliant Techsystems Inc.’s earnings per common share:
Basic	$4.30	$6.35
Diluted	$4.14	$5.94

Alliant Techsystems Inc.’s weighted average number of common shares outstannding
Basic	32,730	32,924
Diluted	34,013	35,208

ALLIANT TECHSYSTEMS INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31
(In thousands except share data)	2009	2008
Assets
Current assets:
Cash and cash equivalents	$336,700	$119,773
Net receivables	899,543	798,468
Net inventories	238,600	205,825
Income tax receivable	34,835	—
Deferred income tax assets	29,223	88,282
Other current assets	39,843	35,568
Total current assets	1,578,744	1,247,916
Net property, plant, and equipment	540,041	492,336
Goodwill	1,195,986	1,236,196
Prepaid and intangible pension assets	—	25,280
Deferred income tax assets	69,582	—
Deferred charges and other non-current assets	192,992	194,466
Total assets	$3,577,345	$3,196,194
Liabilities and Stockholders’ Equity
Current liabilities:
Cash overdrafts	$—	$—
Current portion of long-term debt	289,859	—
Accounts payable	294,971	215,755
Contract advances and allowances	86,080	81,624
Accrued compensation	168,059	147,287
Accrued income taxes	—	41,681
Other accrued liabilities	166,341	144,540
Total current liabilities	1,005,310	630,887
Long-term debt (non-convertible)	1,097,744	1,364,301
Deferred income tax liabilities	—	59,780
Postretirement and postemployment benefits liabilities	121,689	138,378
Accrued pension liability	552,671	84,267
Other long-term liabilities	125,362	99,827
Total liabilities	2,902,776	2,377,440
Contingencies
Common stock - $.01 par value Authorized - 90,000,000 shares Issued and outstanding 32,783,496 shares at March 31, 2009 and 32,795,800 at March 31, 2008	328	328
Additional paid-in-capital	574,674	573,321
Retained earnings	1,420,462	1,279,696
Unearned compensation	(651,652)	(376,636)
Accumulated other comprehensive loss	—	—
Common stock in treasury, at cost, 8,771,565 shares held at March 31, 2009 and 8,759,261 at March 31, 2008	(677,841)	(666,365)
Total ATK’s stockholders’ equity	665,971	810,344
Noncontrolling interest	8,598	8,411
Total equity	674,569	818,755
Total liabilities and stockholders’ equity	$3,577,345	$3,196,194

ALLIANT TECHSYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Years ended March 31
(In thousands)	2009	2008
Operating activities
Net income	$140,953	$209,377
Adjustments to net income to arrive at cash provided by operating activities:
Depreciation	80,137	71,511
Amortization of intangible assets	5,616	5,975
Amortization of debt discount	23,921	22,326
Amortization of deferred financing costs	2,857	3,851
Impairment of goodwill	108,500	—
Write-off of debt issuance costs associated with convertible notes	—	5,600
Write-off of acquisition related costs	—	6,567
Deferred income taxes	108,353	(21,054)
Loss on disposal of property	9,030	2,505
Share-based plans expense	18,952	23,415
Excess tax benefits from share-based plans	(3,287)	(9,459)
Changes in assets and liabilities:
Net receivables	(94,239)	(27,508)
Net inventories	(15,610)	(33,608)
Accounts payable	64,345	49,066
Contract advances and allowances	4,456	720
Accrued compensation	15,312	(1,143)
Accrued income taxes	(70,019)	48,469
Pension and other postretirement benefits	23,306	33,865
Other assets and liabilities	2,403	(7,725)
Cash provided by operating activities	424,987	382,751
Investing activities
Capital expenditures	(111,481)	(100,709)
Acquisition of business, net of cash acquired	(75,615)	(103,685)
Proceeds from the disposition of property, plant, and equipment	569	362
Cash used for investing activities	(186,527)	(204,032)
Financing activities
Payments made to extinguish debt	(618)	—
Payments made for debt issue costs	(5)	(740)
Net purchase of treasury shares	(31,609)	(100,068)
Proceeds from employee stock compensation plans	7,412	16,310
Excess tax benefits from share-based plans	3,287	9,459
Cash used for financing activities	(21,533)	(75,039)
Increase in cash and cash equivalents	216,927	103,680
Cash and cash equivalents - beginning of period	119,773	16,093
Cash and cash equivalents - end of period	$336,700	$119,773

ALLIANT TECHSYSTEMS INC.

QUARTERLY FINANCIAL DATA

(Unaudited)

	QUARTER ENDED	QUARTER ENDED	QUARTER ENDED	QUARTER ENDED	SIX MONTHS ENDED	NINE MONTHS ENDED
	June 29,	September 28,	December 28,	March 31,	September 28,	December 28,
(Amounts in thousands except per share data)	2008	2008	2008	2009	2008	2008

Sales	$1,124,865	$1,091,951	$1,109,450	$1,256,958	$2,216,816	$3,326,266
Cost of sales	905,593	851,720	879,866	970,134	1,757,313	2,637,179
Gross profit	219,272	240,231	229,584	286,824	459,503	689,087
Operating expenses:
Research and development	21,721	25,419	16,105	18,284	47,140	63,245
Selling	38,687	39,121	39,584	44,413	77,808	117,392
General and administrative	50,532	55,046	54,611	79,432	105,578	160,189
Goodwill impairment	—	—	—	108,500	—	—
Income before interest, income taxes, and noncontrolling interest	108,332	120,645	119,284	36,195	228,977	348,261
Interest expense	(22,550)	(22,728)	(21,551)	(20,484)	(45,277)	(66,828)
Interest income	367	232	142	164	599	741
Income before income taxes and noncontrolling interest	86,149	98,149	97,875	15,875	184,299	282,174
Income tax provision	31,667	36,672	36,528	52,229	68,339	104,867
Income before noncontrolling interest	54,482	61,478	61,347	(36,355)	115,960	177,307
Less net income attributable to noncontrolling interest	90	16	(61)	142	106	45
Net income attributable to Alliant Techsystems Inc.	$54,392	$61,462	$61,408	$(36,497)	$115,854	$177,262

Alliant Techsystems Inc.’s earnings per common share:
Basic	$1.66	$1.87	$1.88	$(1.12)	$3.53	$5.41
Diluted	$1.55	$1.77	$1.85	$(1.12)	$3.31	$5.17

Alliant Techsystems Inc.’s weighted average number of common shares outstannding
Basic	32,826	32,819	32,628	32,647	32,823	32,758
Diluted	35,184	34,796	33,117	32,647 *	34,994	34,283

* Excludes 620 shares that are anti-dilutive

ALLIANT TECHSYSTEMS INC.

QUARTERLY CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	QUARTER ENDED	SIX MONTHS ENDED	NINE MONTHS ENDED
	June 29,	September 28,	December 28,
	2008	2008	2008
Operating activities
Net income	$54,482	$115,960	$177,307
Adjustments to net income to arrive at cash provided by operating activities:
Depreciation	18,781	38,148	57,412
Amortization of intangible assets	1,405	2,808	4,213
Amortization of debt discount	5,841	11,718	17,751
Amortization of deferred financing costs	728	1,438	2,148
Deferred income taxes	59	(18)	18,431
Loss on disposal of property	58	314	331
Share-based plans expense	4,898	9,718	14,753
Excess tax benefits from share-based plans	(2,392)	(3,151)	(3,235)
Changes in assets and liabilities:
Net receivables	(147,604)	(147,178)	(121,375)
Net inventories	18,055	2,934	295
Accounts payable	(12,482)	(10,063)	(16,299)
Contract advances and allowances	(8,283)	(6,036)	1,385
Accrued compensation	(54,614)	(32,606)	(24,075)
Accrued income taxes	11,520	(17,004)	(32,052)
Pension and other postretirement benefits	7,565	13,435	19,744
Other assets and liabilities	24,470	51,168	40,779
Cash (used for) provided by operating activities	(77,513)	31,586	157,514
Investing activities
Capital expenditures	(31,579)	(59,000)	(80,352)
Acquisition of business	(7,511)	(7,511)	(13,560)
Proceeds from the disposition of property, plant, and equipment	106	321	489
Cash used for investing activities	(38,984)	(66,190)	(93,423)
Financing activities
Change in cash overdrafts	10,598	—	—
Payments made to extinguish debt	—	—	(10)
Payments made for debt issue costs	(5)	(5)	(5)
Net purchase of treasury shares	—	(31,616)	(31,609)
Proceeds from employee stock compensation plans	3,887	6,454	6,617
Excess tax benefits from share-based plans	2,392	3,151	3,235
Cash provided by (used for) financing activities	16,872	(22,016)	(21,772)
Decrease (increase) in cash and cash equivalents	(99,625)	(56,620)	42,319
Cash and cash equivalents - beginning of period	119,773	119,773	119,773
Cash and cash equivalents - end of period	$20,148	$63,153	$162,092